SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. )

            FOR ANNUAL MEETING FOR FISCAL YEAR ENDING MARCH 31, 1997

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

      |_|   Preliminary Proxy Statement
      |_|   Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
      |X|   Definitive Proxy Statement
      |_|   Definitive Additional Materials
      |_|   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
            240.14a-12

                                  ASTREX, INC.
                (Name of Registrant as Specified In Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)    Title of each class of securities to which transaction applies:
            _________________________________.
      2)    Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
      4)    Proposed maximum aggregate value of transaction:
      5)    Total fee paid:

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.
|_|   Fee paid with preliminary materials
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and date of its filing.
      1)    Amount Previously Paid:
      2)    Form, Schedule or Registration Statement No:
      3)    Filing Party:
      4)    Date Filed:

                                  ASTREX, INC.

                                 PROXY STATEMENT
       FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 15, 1997

General Information

      This Proxy Statement is furnished to stockholders of Astrex, Inc., a Delaware corporation (the "Company" or "Astrex") in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Stockholders to be held on Monday, December 15, 1997 at 11:00 a.m. at the principal executive offices of the Company, 205 Express Street, Plainview, New York 11803 and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

      At 5:00 p.m. EST on November 14, 1997 (the "record date") there were outstanding and entitled to vote 5,375,363 shares of the Company's $0.01 par value common stock (the "Common Stock"). The holders of record of Common Stock on the record date will be entitled to one vote per share.

      A copy of the Company's Form 10-KSB Annual Report for the fiscal year ended March 31, 1997 ("Form 10-KSB") which has been adopted by the Company as its Annual Report for the fiscal year ended March 31, 1997 has been or is being furnished (together with a copy of the Company's Form 10-QSB Quarterly Report for the second quarter ended September 30, 1997 ["Form 10-QSB"]) with the proxy materials, which are being mailed on or about November 18, 1997 to the holders of record of Common Stock on the record date.

Voting and Proxy Procedures

      Properly executed proxies received in time for the meeting will be voted. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted in favor of the Proposals below and to elect the person named below as director and for the terms set forth below. At the date of this Proxy Statement management of the Company knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

      If the enclosed proxy is executed and returned, it may nevertheless be revoked by a later-dated proxy or by written notice filed with the Secretary at the Company's executive offices at any time before the proxy is exercised. Stockholders attending the Annual Meeting may revoke their proxies and vote in person. The Company's executive offices are located at 205 Express Street, Plainview, New York 11803.

      The holders of a majority of the total shares of Common Stock issued and outstanding at the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors and the affirmative vote of a majority of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting is required for the approval of any other matters as may properly come before the Meeting or any adjournment or postponement thereof.

      Abstentions and broker non-votes are counted toward the calculation of a quorum. An abstention with respect to election of directors will have no effect in determining whether a director has received a plurality of votes. For all other purposes, an abstention will be included in determining the majority needed for passage of a proposal and will have the same effect as a vote against the proposal. Broker non-votes will not be considered in determining the majority needed for passage of a proposal because they are not deemed "present" for vote on a proposal and therefore will have no effect on the outcome of either a proposal or an election.

      The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                            OWNERSHIP OF COMMON STOCK

      The following table sets forth the number and percentage of shares of the Company's Common Stock beneficially owned as of the record date by persons who are known by the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of the record date, and the directors of the Company and its chief executive officer, and all officers and directors of the Company as a group. For purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (the "Commission") to mean generally the power to vote or dispose of shares, regardless of any economic interest therein. The persons listed have sole voting power and sole dispositive power with respect to all shares set forth in the table unless otherwise specified in the footnotes to the table.

    Beneficial Holders Of More Than 5%

--------------------------------------------------------------------------------
                                              Amount and Nature
                                                of Beneficial     Percent of
    Name and Address of Beneficial Owners         Ownership        Class(1)
--------------------------------------------------------------------------------
    Howard Amster(2)                              1,209,311         22.50%
    205 Express Street
    Plainview, New York  11803
--------------------------------------------------------------------------------
    William Costaras                                336,184          6.25%
    23811 Chagrin Blvd. Suite 200
    Chagrin Plaza East
    Beachwood, Ohio 44122
--------------------------------------------------------------------------------
    FMR, Corp.                                      565,723         10.52%
    82 Devonshire Street
    Boston, Massachusetts  02109
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Herzog, Heine, Geduld, Inc.                     590,723       10.99%
    26 Broadway
    New York, New York 10004
--------------------------------------------------------------------------------
    Libra-Wilshire Partners, LP                     923,586       17.18%
    11766 Wilshire Boulevard
    Los Angles, California  90025
--------------------------------------------------------------------------------
    John C. Loring(3)                               980,263       18.24%
    205 Express Street
    Plainview, New York  11803
--------------------------------------------------------------------------------

      Officer and Director Holdings

--------------------------------------------------------------------------------
                                              Amount and Nature
                                                of Beneficial     Percent of
    Name and Address of Beneficial Owners         Ownership        Class(1)
--------------------------------------------------------------------------------
    Howard Amster(2)                              1,209,311         22.50%
--------------------------------------------------------------------------------
    John C. Loring(3)                               980,263         18.24%
--------------------------------------------------------------------------------
    Michael McGuire(4)                              242,975          4.52%
--------------------------------------------------------------------------------
    Mark Schindler                                    1,449              *
--------------------------------------------------------------------------------
    David S. Zlatin                                  10,262              *
--------------------------------------------------------------------------------
    All Other Officers                               95,058          1.77%
--------------------------------------------------------------------------------
    All Officers and  Directors as a group        2,539,318         47.24%
      (8 persons)
--------------------------------------------------------------------------------
*     Less than 1%.
1     Based on 5,375,363 shares outstanding.
2 Includes 73,886 shares owned by his spouse, the beneficial ownership of which he disclaims.
3 Includes 77,170 shares owned by his spouse's IRA, the beneficial ownership of which he disclaims
4 Includes 90,537 shares owned by his spouse's IRA, the beneficial ownership of which he disclaims.

                             ELECTION OF A DIRECTOR
                                  (Proposal 1)

      Pursuant to the Company's by-laws as amended at the previous annual meeting, Class I director, a class consisting of a single director (presently Michael McGuire), is to be elected to a term of three years at this annual meeting.

      The Board of Directors has nominated Michael McGuire to continue as the Company's Class I director and it is the intention of the persons named in the enclosed proxy to vote such proxy for the election of such nominee.

      Management of the Company does not contemplate that the nominee will become unavailable for any reason, but if that should occur before the meeting or should there be additional board vacancies, proxies that do not withhold authority to vote for directors will be voted for another nominee, or other nominees, in accordance with the best judgment of the person or persons appointed to vote the proxy.

      The enclosed form of proxy provides a means to vote for the nominee listed therein or to withhold authority to vote for such nominee. Each properly executed proxy received in time for the meeting will be voted as specified therein, or if a stockholder does not specify in the executed proxy how the shares represented by the proxy are to be voted, such shares shall be voted for the nominee listed therein or for other nominees as provided above.

      The following table sets forth for current officers and directors and the nominee for election as director, (i) that person's name, (ii) if applicable the Director Class nominated for, (iii) all positions with the Company held by that person, (iv) that person's age, (v) that person's principal occupation for the past five years and (vi) with respect to nominees for election as directors, the date on which that person first became a director or officer of the Company. Unless otherwise indicated, each person has held the position shown, or has been associated with the named employer in an executive capacity, for more than five years. The present terms of the directors for Classes I, II, & III are for one, two and three years respectively and for all directors elected at this annual meeting and hereafter regardless of class, three years, and, in all cases, until their respective successors are elected and qualified. The terms of officers expire at the pleasure of the Board of Directors.

Name, Age, Cal. Year First
Became a Director or Officer
& Director Class if applicable               Principal Occupation
------------------------------               --------------------

Howard Amster                     Private investor and registered representative
Director                          with Everen Securities, Inc., Cleveland, Ohio.
49 - since 1992                   Director, Geauga Savings Bank, a northern Ohio
Class III                         savings and loan; Trustee, CleveTrust Realty
                                  Investors, a real estate company and formerly a Director of American Savings of Florida, a former south Florida savings and loan.

John C. Loring                    Attorney and private investor, Chicago,
Director and Chairman             Illinois. Director, Geauga Savings Bank, a
53 - since 1988                   northern Ohio savings and loan and formerly
Class III                         Director of GalVest, Inc., a former Houston
                                  oil and gas company, American Saving of
                                  Florida, a former south Florida savings and loan, Guardian Bankcorp., a former Los Angeles
                                  Bank, Fleet Aerospace, Inc. a Toronto
                                  manufacturer of components for the aerospace market, and Weatherford International, a
                                  Houston well servicing company.

Michael McGuire                   Mr. McGuire joined the Company in 1969. Prior
CEO and President                 to becoming CEO and President he was the
43 - since 1991                   Company's General Manager and Director of
Class I Director and              Operations.
nominated to continue
as such

Irene S. Lyons                    Prior to joining the Company in 1993, Ms.
CFO, Vice President,              Lyons, a Certified Public Accountant, was
Treasurer and Secretary           employed with KPMG Peat Marwick as a Senior
29 - since 1993                   Accountant.

Mark Schindler                    Mr. Schindler is a self-employed consultant,
Director                          private investor, and a partner of Madison
76 - since 1960                   Venture Capital Partners, New York, New York.
Class II                          Mr. Schindler was formerly a director and
                                  officer of Natural Child Care, Inc./Winners
                                  All International, Ltd., Light Savers U.S.A.,
                                  Inc., and Servtex International Inc./Hymedix,
                                  Inc. Mr. Schindler is also a founder, officer and director of Kushi Macrobiotics, Inc. Mr.
                                  Schindler founded Astrex, Inc.

David S. Zlatin                   Chief Operating Officer of Ramat Securities,
Director                          Ltd., Rabbi and private investor.
45 - since 1993
Class II

Nancy Shields                     Ms. Shields joined the Company in 1990. Prior
Vice President                    to becoming Vice President she was the
40 - since 1995                   Corporate Product Manager and has worked in
                                  the electronics distribution industry since
                                  1977.

Kenneth Chaplar                   Mr. Chaplar joined the Company in 1994 as the
Vice President                    Director of New Business Development. Prior to
59 - since 1995                   1994 Mr. Chaplar was part owner of a
                                  manufacturers representative firm and has worked in the electronics industry since 1960.

      Messrs. Amster, Loring and McGuire are members of the Board Executive Committee. In addition John C. Loring is Chairman and Secretary of the Company's wholly owned subsidiary AVest, Inc., and David Zlatin is President and Treasurer of AVest, Inc. They are also AVest's two directors. The officers and directors of the Company's wholly owned subsidiary T.F. Cushing, Inc. are the same as for the Company.

      The Company is not aware of any persons who failed to file on a timely basis any reports relating to the Company required by Section 16(a) of the Securities Exchange Act during the fiscal year that ended March 31, 1997 or thereafter.

      The following table shows information concerning the compensation paid or awarded by the Company and its subsidiaries for services to its Chief Executive Officer during fiscal years ending March 31, 1997, 1996 and 1995. Other than Mr. McGuire there were no executive officers of the Company whose compensation was or exceeded $100,000. The Company (i) has no retirement, pension, profit sharing, stock option, stock appreciation rights or long term incentive plans for the years in question, (ii) has not awarded any bonuses during or for the years in question, except as set forth in the table below, and to one other executive officer, and (iii) has no employment contracts or termination of employment and change of control arrangements for any of the Company's executive officers.


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

      In the first quarter of fiscal year 1997, the Company awarded 135,000 unregistered lettered shares of the Company's common stock to 19 employees (including Mr. McGuire who received 15,000 shares), none of whom received more than 15,000 shares. To the extent an employee ceases to be employed by the Company prior to March 31, 2000 (other than on account of death) the shares awarded to said employee are forfeited to the Company. It is not expected that any dividends will be paid on these shares for the foreseeable future.

                           SUMMARY COMPENSATION TABLE

                                                                     Long Term Compensation
                                                                     ----------------------
Name and                                Annual Compensation                 Awards
--------                                -------------------                 ------
Principal Position     Fiscal Year     Salary ($)    Bonus ($)     Restricted Stock Awards ($)
------------------     -----------     ----------    ---------     ---------------------------
----------------------------------------------------------------------------------------------
Michael McGuire           1997          $161,000      $57,360               $4,650
----------------------------------------------------------------------------------------------
CEO & President           1996          $150,000      $51,500                   --
----------------------------------------------------------------------------------------------
Since November 1991       1995          $150,000           --                   --
----------------------------------------------------------------------------------------------

      For the fiscal year ending March 31, 1998, Mr. McGuire will receive an annual salary of $161,000, and a bonus of not less than $30,000.

      The Board of Directors held four meetings during fiscal year ending March 31, 1997. Each of the directors of the Company attended each of those meetings. Other than the Executive Committee there were no active standing committees of the Board of Directors during that fiscal year. During that fiscal year the board of directors meeting fees were $750. Pursuant to this arrangement each of the directors, other than Mr. McGuire, received $3,000. In addition, during the fiscal year ending March 31, 1997 (i) Mr. Loring for services as Chairman of the Board and a member of the Executive Committee received $25,000 and $27,000 respectively, (ii) Mr. Amster for service as a member of the Executive Committee received $27,000. For the fiscal year ending March 31, 1996 (i) Mr. Loring for services as Chairman of the Board received 200,000 shares of unregistered and restricted Common Stock and $25,000, and (ii) Mr. Amster received 200,000 shares of unregistered and restricted Common Stock. The stock compensation received by Messr. Loring and Amster was subject to the right of the Company to repurchase said shares for one cent per share if the director who received said shares ceases to be a director of the Company prior to January 1, 1997 other than because of his death or disability or the dissolution of the Company. For the fiscal year to end March 31, 1998 Messrs. Amster and Loring will each receive $29,500 for their services as members of the Board's Executive Committee and Mr. Loring will receive $25,000 for his services as Chairman of the Board.

                              RELATED TRANSACTIONS

                                      None


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

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has selected KPMG Peat Marwick LLP as the Company's independent public accountants for the current year. Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Board of Directors of the Company selects and ratifies the appointments of the independent public accountants for the Company.

                        PROPOSALS FOR NEXT ANNUAL MEETING

      Any proposals of holders of Common Stock intended to be presented at the Annual Meeting of Stockholders of the Company to be held in calendar year 1998 must be received by the Company, addressed to the Secretary of the Company at 205 Express Street, Plainview, New York 11803, no later than June 30, 1998, to be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting.

                                      PROXY

                                  ASTREX, INC.

                  205 Express Street Plainview, New York 11803
           This Proxyis Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints John C. Loring and Howard Amster and each of them, proxies, with full power of substitution, to vote the shares of Common Stock of Astrex, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Monday, December 15, 1997 and any adjournments or postponement thereof, on the matters set forth in the Notice of Meeting and Proxy Statement dated November 18, 1997, as follows on the reverse side of this proxy card:

                         (To Be Signed On Reverse Side)


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

Please mark your
votes as in this
example.

1.    Election of Directors

            Class I (for the term ending 2001)
            Nominee: Michael McGuire

            |_| For the nominee listed above

            |_| Withhold authority to vote for the nominee listed above

To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below; the Proxies shall vote for the election of any nominee not listed below.


-------------------------------

In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR EACH OF THE NOMINATED DIRECTORS.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.


SIGNATURE                                          DATE
         ----------------------------------------      -------------------------


SIGNATURE                                          DATE
         ----------------------------------------      -------------------------
               Signature if held jointly

Note: Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

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